Securities Act File No.33-73140

                         PILGRIM VARIABLE PRODUCTS TRUST

                          Supplement dated May 3, 2000
                     to the Prospectus dated April 30, 2000

ACQUISITION OF RELIASTAR FINANCIAL CORP. BY ING GROEP N.V.

On May 1, 2000, ReliaStar Financial Corp. (NYSE: RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to the Trust, and Pilgrim Securities, Inc., Distributor to the Trust, entered into an agreement under which it will be acquired by ING Group (NYSE: ING). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Trustees of the Trust, and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

Pilgrim Investments and Pilgrim Securities are expected to remain intact after the transaction. Pilgrim Investments does not currently anticipate that there will be any changes in the investment personnel primarily responsible for management of the Trust as a result of the acquisition.

The advisory contract between the Trust and Pilgrim Investments may terminate automatically at the time of the acquisition. As a result, it is expected that the Board of the Trust will consider approval of a new advisory contract between the Trust and Pilgrim Investments, and that shareholder approval of this contract will be sought at a meeting to be scheduled in the near future.

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